Exhibit 99.2

2018 INVESTOR PRESENTATION FOURTH QUARTER 2018 January 22, 2019

ucbi.com | 2 Disclosures CAUTIONARY STATEMENT This investor presentation may contain forward - looking statements, as defined by federal securities laws, including statements about United and its financial outlook and business environment . These statements are based on current expectations and are provided to assist in the understanding of our operations and future financial performance . Our operations and such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements . For a discussion of some of the risks and other factors that may cause such forward - looking statements to differ materially from actual results, please refer to United Community Banks, Inc . ’s filings with the Securities and Exchange Commission, including its 2017 Annual Report on Form 10 - K under the section entitled “Forward - Looking Statements . ” Forward - looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward - looking statements . NON - GAAP MEASURES This presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . This financial information includes certain operating performance measures, which exclude merger - related and other charges that are not considered part of recurring operations . Such measures include : “Net income – operating,” “Net income available to common shareholders – operating,” “Earnings per share – operating,” “Diluted earnings per share – operating,” “Tangible book value per share,” “Return on common equity – operating,” “Return on tangible common equity – operating,” “Return on assets – operating,” “Efficiency ratio – operating,” “Expenses – operating,” “Tangible common equity to risk - weighted assets,” and “Average tangible equity to average assets . ” Management has included these non - GAAP measures because we believe they may provide useful supplemental information for evaluating our underlying performance trends . Further, management uses these measures in managing and evaluating our business and intends to refer to them in discussions about our operations and performance . Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non - GAAP measures that may be presented by other companies . To the extent applicable, reconciliations of these non - GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non - GAAP Reconciliation Tables’ included in the exhibits to this presentation . ucbi.com | 2

• Established in 1950 and headquartered in Blairsville, GA with executive offices in Greenville, SC x 2,344 employees • One of the largest regional banks in the U.S. by assets with 142 branch locations, 7 loan production offices and 4 mortgage loan offices in four states: GA, NC, SC and TN x Top 10 market share in GA and SC • Metro - focused branch network with locations in fast growing areas Premier Southeast Regional Bank Who We Are Snapshot of United Community Banks, Inc. Market data as of January 17, 2019 (1) See non - GAAP reconciliation table slides at the end of the exhibits for a reconciliation of operating performance measures to GA AP performance measures ucbi.com | 3 4Q18 Overview Ticker UCBI (NASDAQ) Market Cap $1.9Bn P/EPS (2019E) 11.0x P/TBV 173% Assets $ 12.6Bn Loans $ 8.4Bn Deposits $ 10.5Bn CET1* 12.2% NPAs / Assets 0.20% ROA – GAAP 1.43% ROA – Operating (1) 1.45% ROCE – GAAP 12.08% ROTCE – Operating (1) 15.88% *4Q18 Capital Ratios are preliminary United Community Bank 142 Branch locations 7 Loan Production Offices 4 Mortgage Loan Offices

4Q18 Highlights ucbi.com | 4 $16.67 $17.56 $18.24 $13.65 $13.54 $14.24 4Q17 3Q18 4Q18 Book Value Per Share (2) Book Value (GAAP) Tangible Book Value (non-GAAP) (1) - $0.16 $0.54 $0.56 $0.42 $0.55 $0.57 4Q17 3Q18 4Q18 Earnings Per Share GAAP Operating (1) - 0.40% 1.41% 1.43% 1.10% 1.42% 1.45% 4Q17 3Q18 4Q18 Return on Assets GAAP Operating (1) (1) See non - GAAP reconciliation table slides at the end of the exhibits for a reconciliation of operating performance measures to G AAP performance measures ucbi.com | 4 (1) See non - GAAP reconciliation table slides at the end of the exhibits for a reconciliation of operating performance measures to GA AP performance measures (2) Excludes effect of acquisition - related intangibles and associated amortization » Operating diluted earnings per share of $ 0.57; GAAP diluted earnings per share of $ 0.56 » EPS up 2 cents per share linked quarter » 15% annualized growth rate » GAAP ROA of 1.43% in 4Q » Operating ROA of 1.45%, up 3 bps from 3Q18 » Quarterly dividend of $ 0.16 up 60% vs. last year » Annualized EOP loan growth of 10% for the quarter, excluding indirect auto runoff of $34 mm » Total deposits up $306 mm in 4Q18 or 12% annualized $0.10 $0.15 $0.16 4Q17 3Q18 4Q18 Dividends Per Share

$97.5 $112.1 $114.9 4Q17 3Q18 4Q18 3.63% 3.95% 3.97% ucbi.com | 5 (1) Net interest margin is calculated on a fully taxable equivalent basis (2) E xcludes brokered deposits Net Interest Revenue / Margin (1) ucbi.com | 5 (1) Net interest margin is calculated on a fully - taxable equivalent basis $ in millions Net Interest Revenue Net Interest Margin » Net interest revenue of $ 114.9 mm increased $2.8 mm (2.5%) vs. 3Q18 and $17.4 mm (17.8%) vs. 4Q17 » Benefit of Navitas acquisition and loan growth (average loan balances up $106 million from 3Q18) in addition to rising interest rates » Net interest margin up 2 bps vs. 3Q18 impacted by » Accretable yield contributed $ 2.6 mm or 8.9 bps to 4Q18 NIM vs. 7.5 bps in 3Q18 » Higher loan yield of 11 bps due to rising interest rates » Net interest margin up 34 bps vs. 4Q17 due to higher interest rates, stable core deposit base and the impact of acquisitions

2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 Non-Interest Bearing Core Demand Deposit 2,910$ 3,027$ 3,068$ 3,118$ 3,049$ Interest Bearing Core Total CommercialNOW 1,221 1,225 1,204 1,200 1,193 MMDA 1,986 1,979 1,989 2,015 2,048 Savings 649 675 681 678 667 Total Interest Bearing Core 3,856 3,878 3,874 3,893 3,908 Total Core Trans Deposits 6,766 6,905 6,942 7,011 6,957 Time (Customer) 1,522 1,487 1,491 1,528 1,563 Public Funds (Customer) 1,148 1,190 1,089 1,139 1,331 Brokered 371 411 444 551 684 Total LoansTotal Deposits 9,808$ 9,993$ 9,966$ 10,229$ 10,535$ ucbi.com | 6 NOTE - Certain prior period amounts in the loans by category table have been reclassified to conform to the current presentation Deposit Growth Deposits by Category in millions ucbi.com | 6 » United continues to benefit from its strong core deposit base » Annualized end - of - period deposit growth of 12% » Total deposits increased $306 million vs. 3Q18 and $727 million YoY

0 10 20 30 40 50 60 70 44 bps 26 bps 80% 94% Low - Cost Deposit Base Sufficient Liquidity to Support Future Growth Loans / Deposits (1) (2) (3) Cost of Total Deposits (bps) (1) 60 bps 33 bps Deposits KRX Peer KRX Peer Note – Peer comparison banks comprise the KBW Regional Bank Index (ticker:KRX) (1) Source: S&P Global Market Intelligence (2) United results as of 4Q18 ; KRX results as of 3Q18 (Source: S&P Global Market Intelligence ) (3) United results based on average balances; KRX results based on EOP balances ucbi.com | 7 4Q18 cost of deposits moved to 54 bps and the deposit beta improved to 38% in 4Q18 vs. 52% in 3Q18

ucbi.com | 8 $3.1 $2.9 $2.9 $1.6 $1.8 $1.8 $0.7 $0.8 $0.8 $1.9 $1.9 $2.0 $0.4 $0.3 $0.3 $ 0.5 $0.6 $7.7 $8.2 $8.4 4Q17 3Q18 4Q18 C&I (1) CRE Comml Construction Residential Other Consumer Equipment Finance 24.7% 9.1% 20.8% 40.3% 21.4% 34.5% 9.5% 23.8% 3.6% 22.0% 35.4% 9.8% 23.2% 3.7% 7.1% 6.1% Loans ucbi.com | 8 $ in billions 5.2% » Annualized linked quarter loan growth was $157 mm, or 8%. Excluding the impact of planned indirect auto runoff of $34 mm, linked quarter loan growth was $192 mm, or 10% annualized » C&I excluding OO - CRE up $84 mm » Equipment Financing up $56 mm » Diversified portfolio, weighted towards C&I » Well within regulatory guidance on construction and CRE levels » The 100%/300% ratios stand at 74% and 197%, respectively (1) C&I includes commercial and industrial loans as well as owner - occupied CRE loans

ucbi.com | 9 Loan Growth Drivers ucbi.com | 9 » Continued expansion in our metro markets » Ongoing evaluation and addition of new Commercial Banking products and verticals » Successful execution of the Navitas growth strategy » Continued development of our unique partnership model where the community banks partner with Commercial Banking Solutions to drive growth » Growth in the mortgage business via expansion into newly acquired markets and with the addition of on - balance sheet adjustable rate products

$8.8 $9.1 $9.2 $4.1 $5.7 $6.6 $1.1 $1.5 $1.6 $4.9 $5.3 $3.1 $3.1 $2.6 $2.5 4Q17 3Q18 4Q18 Service Charges Other Brokerage Mortgage SBA ucbi.com | 10 Fee Revenue ucbi.com | 10 in millions » Vs Linked quarter, fees down $1.2 mm due to: » Mortgage fees down due to seasonality and a $1.3 mm negative MSR mark » SBA loan sales of $35.1 mm down 1.2% vs. last quarter » The increase in other fee revenue is due to $0.6 mm in net securities gains » Vs Last Year, fees up $1.0 mm to $23.0 mm » $0.4 mm higher service charges mostly from acquisitions » Mortgage originations of $204 mm, up 4% year over year » 4Q18 SBA production of $46.7 mm, down 19% vs. 4Q17 of $57.6 mm; 4Q18 SBA loan sales were slightly higher at $35.1 mm vs. $33.5 mm in 4Q17, but gain on sale significantly declined over the past year » Other income up $2.5 mm includes the benefit of Navitas fee income and income from SBIC investments $22.0 $ 24.2 $ 23.0

63.0% 56.8% 56.7% 56.9% 56.4% 55.8% $75.9 $77.7 $78.2 $68.5 $77.1 $77.0 4Q17 3Q18 4Q18 ucbi.com | 11 (1) Net interest margin is calculated on a fully taxable equivalent basis (2) E xcludes brokered deposits Expense Discipline ucbi.com | 11 GAAP Operating (1) (1) See non - GAAP reconciliation table slides at the end of the exhibits for a reconciliation of operating performance measures to G AAP performance measures » Linked quarter, GAAP expenses increased 0.7% while operating expenses decreased 0.2% » Operating efficiency ratio improved 60 basis points to 55.8% » Operating expenses down $0.1 mm vs. 3Q18 primarily due to annual incentive adjustments » Market expansions and acquisitions drove year - over - year GAAP and operating expenses higher by 3% and 12%, respectively » Operating efficiency ratio improved to 55.8% from 56.9% last year Efficiency Ratio (1) $ in millions

Credit Quality ucbi.com | 12 (1) See non - GAAP reconciliation table slides at the end of the exhibits for a reconciliation of operating performance measures to G AAP performance measures ucbi.com | 12 0.06% 0.07% 0.09% 4Q17 3Q18 4Q18 Net Charge - Offs as % of Average Loans 0.23% 0.19% 0.20% 4Q17 3Q18 4Q18 Non - Performing Assets as % of Total Assets $1.2 $1.8 $2.1 4Q17 3Q18 4Q18 Provision for Credit Losses $ in millions 0.76% 0.74% 0.73% 4Q17 3Q18 4Q18 Allowance for Loan Losses

ucbi.com | 13 Holding Company 4Q17 3Q18 4Q18 Common Equity Tier I Capital 12.0% 12.0% 12.2% Tier I Risk - Based Capital 12.2 12.3 12.4 Total Risk - Based Capital 13.1 14.2 14.3 Leverage 9.4 9.5 9.6 Tangible Common Equity to Risk - Weighted Assets 12.1 11.6 12.0 Average Tangible Equity to Average Assets 9.5 9.0 9.0 ► Profitability continues to provide significant capital ratio improvement each quarter ► All regulatory capital ratios significantly above “well - capitalized” ► Quarterly dividend of $ 0.16 per share (up 6 0% YoY ) ucbi.com | 13 Capital Ratios

ucbi.com | 14 Key Strengths ucbi.com | 14 » Culture and business model that attracts both bankers and potential acquisition partners » Positioned well in many of the South's fastest - growing markets » Superior customer service helps drive great core deposit growth » Well - developed credit model to drive consistent performance through cycles » Liquid balance sheet and strong capital offer flexibility in a rising rate environment

2018 INVESTOR PRESENTATION Exhibits FOURTH QUARTER 2018 January 22, 2019

Cultural Pillars Customer Service Is at Our Foundation High - Quality Balance Sheet » Underwriting conservatism and portfolio diversification » Top quartile credit quality performance » Prudent capital, liquidity and interest - rate risk management » Focused on improving return to shareholders with increasing ROTCE and dividend growth Profitability » Managing a steady margin with minimal accretion income » Fee revenue expansion through focused growth initiatives » Continued operating expense discipline while investing in growth opportunities » Executing on M&A cost savings » High - quality, low - cost core deposit base Growth » Addition of Commercial Banking Solutions platforms (middle - market banking, SBA lending, senior care, income - property lending, asset - based lending, builder finance, renewable energy, equipment finance) and actively pursuing additional lending platforms » Entered into and continue to target new markets with team lift - outs » Continuous emphasis on and enhancement of Mortgage product offerings to drive loan and revenue growth » Acquisitions that fit our footprint and culture and deliver desired financial returns Who We Are Full - Service Regional Bank with a Strong Culture Rooted in Sound Credit Underwriting & Growth ucbi.com | 16

17 Who We Are The Bank That Service Built ucbi.com | 17

Fastest Growing Southeast MSAs (1) 2019 - 2024 Proj . Population Growth 2019 Population 2024 Proj . Median Household Income 1. Myrtle Beach, SC 9.66% 485,770 $55,203 2. Cape Coral, FL 8.46% 757,170 $62,988 3. Orlando, FL 8.13% 2,589,416 $65,275 4. Charleston, SC 8.11% 799,117 $70,920 5. Raleigh, NC 8.02% 1,366,959 $85,734 6. Naples, FL 7.86% 381,728 $73,715 7. Lakeland, FL 7.55% 705,037 $54,996 8. North Port, FL 7.53% 825,378 $66,059 9. Charlotte, NC 7.29% 2,591,118 $73,487 10. Jacksonville, FL 6.92% 1,549,094 $67,247 17. Atlanta, GA 6.52% 6,017,552 $77,092 19. Greenville, SC 6.18% 912,621 $62,654 20. Savannah, GA 6.15% 395,004 $68,589 23. Spartanburg, SC 5.93% 340,535 $55,507 10.8% 8.8% UCBI US ’19 – ’24 Proj . Household Income Growth 5.2% 3.6% UCBI US ’19 – ’24 Proj . Population Growth Strong Demographic Profile (2) $57,412 $63,174 UCBI US Median Household Income Notes 1. Includes MSAs with a population of greater than 300,000 2. Weighted by State deposits UCBI MSA Presence ucbi.com | 18 Who We Are Focused on High - Growth MSAs in Southeast

ucbi.com | 19 4Q18 3Q18 4Q17 3Q18 4Q17 Commercial & Industrial 351.6$ 280.1$ 135.4$ 71.5$ 216.2$ Owner-Occupied CRE 80.8 77.8 121.0 3.0 (40.2) Income-Producing CRE 103.1 77.1 77.8 26.0 25.3 Commercial Constr. 161.5 146.1 130.8 15.4 30.7 Total Commercial 697.0 581.1 465.0 115.9 232.0 Residential Mortgage 32.9 42.9 49.2 (10.0) (16.3) Residential HELOC 56.0 65.4 59.4 (9.4) (3.4) Residential Construction 66.3 70.6 55.0 (4.3) 11.3 Consumer 16.1 18.2 15.5 (2.1) 0.6 Total 868.3$ 778.2$ 644.1$ 90.1$ 224.2$ Variance-Incr(Decr) NOTE - Certain prior period amounts have been reclassified to conform to the current presentation (1) Represents new loans funded and net loan advances (net of payments on lines of credit) New Loans Funded and Advances $644.1 $778.2 $868.3 4Q17 3Q18 4Q18 New Loans Funded and Advances by Region New Loans Funded and Advances by Category 4Q18 3Q18 4Q17 3Q18 4Q17 Atlanta 145.0$ 120.0$ 144.3$ 25.0$ 0.7 Coastal Georgia 27.1 34.7 29.5 (7.6) (2.4) North Georgia 60.2 68.3 55.9 (8.1) 4.3 North Carolina 77.0 93.4 47.7 (16.4) 29.3 Tennessee 53.9 24.7 44.0 29.2 9.9 Gainesville 28.0 18.7 20.1 9.3 7.9 South Carolina 159.3 126.2 98.4 33.1 60.9 Total Community Banks 550.5 486.0 439.9 64.5 110.6 Asset-based Lending 25.4 9.9 12.3 15.5 13.1 Commercial RE 34.8 12.0 45.5 22.8 (10.7) Senior Care 33.1 26.8 34.0 6.3 (0.9) Middle Market 23.6 18.3 26.5 5.3 (2.9) SBA 46.7 75.2 55.5 (28.5) (8.8) Renewable Energy 5.6 6.7 - (1.1) 5.6 Navitas 124.5 107.8 - 16.7 124.5 Builder Finance 24.1 35.5 30.4 (11.4) (6.3) 317.8 292.2 204.2 25.6 113.6 Indirect Auto - - - - - Total 868.3$ 778.2$ 644.1$ 90.1$ 224.2$ Variance-Incr(Decr) Total Commercial Banking Solutions New Loans Funded and Advances (1) ucbi.com | 19 (1) Represents new loans funded and net loan advances (net of payments on lines of credit) $ in millions

Commercial RE Diversification – 12/31/2018

Commercial Construction
in millions

	Committed		Outstanding	
Assisted Living/Nursing Home/Rehab Cntr	$ 320	22.4 %	$ 142	17.8 %
Multi-Residential Properties	220	15.5	67	8.4
Residential Construction in Process: SPEC	129	9.0	81	10.2
Office Buildings	106	7.4	68	8.6
Hotels Motels	82	5.7	44	5.5
Residential Construction in Process: PRESOLD	67	4.7	39	4.9
Residential Land Development - Lots Already Developed in Hands of Builders	60	4.2	55	6.9
Retail Building	55	3.9	34	4.3
Self Storage	54	3.8	31	4.0
Other Properties	52	3.7	33	4.2
Vacant (Improved)	52	3.7	43	5.4
Warehouse	43	3.0	34	4.3
Raw Land - Vacant (Unimproved)	43	3.0	36	4.5
Residential Land Development - Subdivisions in Process	38	2.6	26	3.3
Mfg Facility	22	1.6	5	0.6
Residential Raw Land in the Hands of Builders/Developers	16	1.1	15	1.9
Restaurants /Franchise Fast Food / Franchise Other	15	1.1	7	0.9
Commercial Land Development	9	0.6	8	1.0
Churches	9	0.6	8	1.0
Negative Pledge	8	0.6	1	0.0
All Other	25	1.8	19	2.3
Total Commercial Construction	$ 1,425	100 %	$ 796	100 %

Committed Average Loan Size
(in thousands)

- Commercial Construction $665
- Commercial RE:
  - Composite CRE 456
  - Owner-Occupied 388
  - Income-Producing 543

Commercial Real Estate – Income Producing
in millions

	Committed		Outstanding	
Office Buildings	$ 448	23.4 %	$ 406	22.4 %
Retail Building	350	18.3	341	18.8
Assisted Living/Nursing Home/Rehab Cntr	226	11.8	211	11.7
Investor Residential	191	10.0	186	10.3
Hotels Motels	177	9.3	173	9.5
Warehouse	176	9.2	171	9.4
Multi-Residential Properties	116	6.0	109	6.0
Other Properties	66	3.4	56	3.1
Restaurants /Franchise Fast Food / Franchise Other	53	2.8	51	2.8
Self Storage	37	1.9	36	2.0
Convenience Stores	21	1.1	21	1.2
Leasehold Property	15	0.8	15	0.8
Mfg Facility	15	0.8	15	0.8
Automotive Service	8	0.4	8	0.4
Mobile Home Parks	7	0.4	7	0.4
Daycare Facility	3	0.2	3	0.2
All Other	3	0.2	3	0.2
Total Commercial Real Estate - Income Producing	$1,912	100 %	$ 1,812	100 %

Outstanding Average Loan Size
(in thousands)

- Commercial Construction $376
- Commercial RE:
  - Composite CRE 430
  - Owner-Occupied 363
  - Income-Producing 516

United Community Banks, Inc.
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BUILT TO OUTPERFORM IN THE NEXT CYCLE 1. Process Change • In 2014, centralized and streamlined consumer underwriting and related functions • Significantly strengthened commercial process for approvals and monitoring 2. Add Significant Talent • CEO with deep knowledge and experience in credit • 2015 Rob Edwards brought in to lead team (BB&T, TD Bank) • Senior credit risk team now has large bank credit risk experience 3. Concentration Management: Size • In house project lending limit of $20 mm, legal lending limit of $305 mm • Relationship limit of $ 35 mm • $120 mm of SNC’s outstanding, $192 mm committed • Top 25 relationships = $628 mm, 7.5 % of total loans 4. Concentration Management: Geography • Four state franchise with mix of metro and rural markets 5. Concentration Management: Product • Construction/CRE ratio = 74%/197% • C&D > 30% in cycle, now 13.0% • Land in C&D $245 mm and shrinking • Navitas 6.74% of loans • Granular product concentration limits Strong Credit Culture ucbi.com | 21

Non-GAAP Reconciliation Tables

$ in thousands, except per share data

	4Q17 (1)	1Q18 (1)	2Q18 (1)	3Q18 (1)	4Q18 (1)
Net Income					
Net income - GAAP	$ (11,916)	$ 37,658	$ 39,634	$ 43,682	$ 45,137
Merger-related and other charges	7,358	2,646	2,873	592	1,234
Tax benefit on merger-related and other charges	(1,165)	(628)	(121)	(141)	(604)
Impairment of deferred tax asset due to federal tax rate reduction	38,199	-	-	-	-
Net income - Operating	$ 32,476	$ 39,676	$ 42,386	$ 44,133	$ 45,767
Diluted Earnings per share					
Diluted earnings per share - GAAP	$ (0.16)	$ 0.47	$ 0.49	$ 0.54	$ 0.56
Merger-related and other charges	0.08	0.03	0.04	0.01	0.01
Impairment of deferred tax asset due to federal tax rate reduction	0.50	-	-	-	-
Diluted earnings per share - Operating	$ 0.42	$ 0.50	$ 0.53	$ 0.55	$ 0.57
Return on Assets					
Return on assets - GAAP	(0.40) %	1.26 %	1.30 %	1.41 %	1.43 %
Merger-related and other charges	0.20	0.07	0.09	0.01	0.02
Impairment of deferred tax asset due to federal tax rate reduction	1.30	-	-	-	-
Return on assets - Operating	1.10 %	1.33 %	1.39 %	1.42 %	1.45 %
Book Value per share					
Book Value per share - GAAP	$ 16.67	$ 17.02	$ 17.29	$ 17.56	$ 18.24
Effect of goodwill and other intangibles	(3.02)	(4.06)	(4.04)	(4.02)	(4.00)
Tangible book value per share	$ 13.65	$ 12.96	$ 13.25	$ 13.54	$ 14.24

(1) Merger-related and other charges for 4Q18, 3Q18, 2Q18, 1Q18, 4Q17 and 3Q17 include $268 thousand, $478 thousand, $593 thousand, $592 thousand, $517 thousand and $244 thousand, respectively, of intangible amortization resulting from payments made to executives under their change of control agreements. The resulting intangible assets are being amortized over 12 to 24 months.

United Community Banks, Inc.
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Non-GAAP Reconciliation Tables

$ in thousands, except per share data

	4Q17 (1)	1Q18 (1)	2Q18 (1)	3Q18 (1)	4Q18 (1)
Return on Tangible Common Equity					
Return on common equity - GAAP	(3.57) %	11.11 %	11.20 %	11.96 %	12.08 %
Effect of merger-related and other charges	1.86	0.60	0.77	0.13	0.17
Impairment of deferred tax asset due to federal tax rate reduction	11.44	-	-	-	-
Return on common equity - Operating	9.73	11.71	11.97	12.09	12.25
Effect of goodwill and intangibles	2.20	3.55	3.82	3.72	3.63
Return on tangible common equity - Operating	11.93 %	15.26 %	15.79 %	15.81 %	15.88 %
Expenses					
Expenses - GAAP	$ 75,882	$ 73,475	$ 76,850	$ 77,718	$ 78,242
Merger-related and other charges	(7,358)	(2,646)	(2,873)	(592)	(1,234)
Expenses - Operating	$ 68,524	$ 70,829	$ 73,977	$ 77,126	$ 77,008
Tangible common equity to risk-weighted assets reconciliation (*)					
Tier 1 capital ratio (Regulatory)	$ 12.24	$ 11.61	$ 11.94	$ 12.25	$ 12.41
Effect of other comprehensive income	(0.29)	(0.50)	(0.57)	(0.68)	(0.44)
Effect of deferred tax limitation	0.51	0.42	0.33	0.30	0.28
Effect of trust preferred	(0.36)	(0.34)	(0.34)	(0.26)	(0.26)
Basel III intangibles transition adjustment	(0.05)	-	-	-	-
Tangible common equity to risk-weighted assets	12.05 %	11.19	11.36 %	11.61 %	11.99 %
Efficiency Ratio					
Efficiency Ratio - GAAP	63.03 %	57.83 %	57.94 %	56.82 %	56.73 %
Merger-related and other charges	(6.11)	(2.08)	(2.17)	(0.43)	(0.90)
Efficiency Ratio - Operating	56.92 %	55.75 %	55.77 %	56.39 %	55.83 %

(*) Fourth quarter 2018 ratios are preliminary.

(1) Merger-related and other charges for 4Q18, 3Q18, 2Q18, 1Q18, 4Q17 and 3Q17 include $268 thousand, $478 thousand, $593 thousand, $592 thousand, $517 thousand and $244 thousand, respectively, of intangible amortization resulting from payments made to executives under their change of control agreements. The resulting intangible assets are being amortized over 12 to 24 months.

United Community Banks, Inc.
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